UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2021

Mawson Infrastructure Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52545	88-0445167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 5, 97 Pacific Highway, North Sydney NSW Australia	2060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +61 02 8624 6130

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 10, 2021, Mawson Infrastructure Group Inc. f/k/a Wize Pharma, Inc.(the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting the completion of its acquisition (the “Cosmos Acquisition”) of Cosmos Capital Limited (“Cosmos”), pursuant to the Bid Implementation Agreement dated as of December 30, 2020 (as amended, the “Bid Agreement”), by and among the Company, and Cosmos. This Current Report on Form 8-K/A amends and supplements Item 9.01(a) and 9.01(b) of the Original Form 8-K to provide financial statements and pro forma financial information required by such items, respectively.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business or funds acquired.

The audited consolidated financial statements for Cosmos Capital Limited and subsidiaries as of December 31, 2020, and as of December 31, 2019, and the notes related thereto are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of December 31, 2020, and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020, giving effect to the Cosmos Acquisition as if it occurred on January 1, 2020, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d)	Exhibits.

Exhibit
Number	Description

23.1	Consent of LNP Audit and Assurance Pty Ltd to incorporation of report.
99.1	Audited Consolidated Financial Statements of Cosmos Capital Limited as of and for the year ended December 31, 2020;
99.2	Unaudited pro forma condensed combined balance sheet as of December 31, 2020, and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 giving effect to the Cosmos Acquisition as if it occurred on January 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mawson Infrastructure Group Inc.

Date: May 13, 2021	By:	/s/ Or Eisenberg
Or Eisenberg
Chief Financial Officer

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